UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 25, 2003
Commission file number	1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 515-284-3000

Item 5.	Other Events

Meredith Corporation presented at the Merrill Lynch Advertising, Publishing and Education Conference on February 25, 2003. Publishing Group President Stephen M. Lacy and Chief Financial Officer Suku V. Radia will discuss company developments and respond to questions. The text of the presentation is attached as an exhibit. A live Webcast of the presentation is accessible to the public on the company's Web site, meredith.com. The webcast will remain there through March 4, 2003.

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

		99.1	Text of presentation at the Merrill Lynch Advertising, Publishing and Education Conference on February 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	February 25, 2003

Index to Exhibits

Exhibit Number	Item

99.1	Text of presentation at the Merrill Lynch Advertising, Publishing and Education Conference on February 25, 2003.